EXECUTION


                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of March 13, 1997, between GROVE OPERATING, L.P., a Delaware limited partnership (the "Pledgor") and CITICORP REAL ESTATE, INC., a Delaware corporation (the "Lender").

         WHEREAS, the Lender has made a mortgage loan in the amount of $15,084,000 (the "Loan") to various affiliates of Pledgor listed on Schedule 1 annexed hereto (collectively, the "Borrowers") as evidenced by a Multi-Family Note of the Borrowers of even date herewith (the "Note"), which Note provides for the payment of interest at an interest rate calculated with reference to monthly LIBOR;

         WHEREAS, the Note is secured, inter alia, by a series of mortgages, assignments of leases, environmental indemnity agreements, UCC-1 financing statements and other documents and instruments executed in connection therewith, collectively, the "Security Documents", the Note and the Security Documents are collectively, the "Loan Documents");

         WHEREAS, Pledgor as of the date hereof has entered into two (2) interest rate swap agreements in the aggregate notional amount of $15,200,000 with First National Bank of Boston, copies of which are attached hereto as Exhibit A (collectively, the "Swap Agreement") whereby Pledgor has agreed to pay a fixed rate of interest on the notional amount, in exchange for the receipt of payments calculated at one-month's LIBOR rate;

         WHEREAS,  Pledgor  has  agreed  to  pledge  its  rights  under the Swap
Agreement to Lender to secure the Borrowers obligations under the Note and the Loan Documents (collectively, the "Obligations");

         WHEREAS, it is a condition precedent to the Lender's entering into the Loan that the Pledgor pledge to the Lender the Collateral (as defined herein);




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         WHEREAS, considerable benefit will insure to the Pledgor in connection with the making of the Loan to the Borrowers;

         NOW, THEREFORE, in consideration of the premises and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto mutually agree as follows:

         SECTION   Definitions.   Except  as  otherwise   defined  herein,   all
capitalized terms shall have the respective meanings given to such terms in the Loan Documents.

         SECTION Security Interest. As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges, grants and assigns to the Lender and its successors and assigns, and creates in the Lender and its successors and assigns, a security interest in and lien on all of its right, title and interest in, to and under the following (hereafter, the "Collateral"):

                  All payments of money or other payments of other property due and payable to the Pledgor under the Swap Agreement and general intangibles for money due or to become due (as described in Section 9-318(4) of the Uniform Commercial Code as adopted in the State of New York) under the Swap Agreement, and

                  Any and all proceeds of any of the foregoing.

         SECTION Delivery of Certificates. The Pledgor shall promptly deliver to the Lender, all certificates, instruments or other property representing or constituting any Collateral received or receivable by the Pledgor after the date of this Pledge Agreement. Any certificates or other instruments so delivered shall be duly endorsed and subscribed by Pledgor or accompanied by appropriate instruments of transfer or assignment duly executed in blank by the Pledgor. Any such certificates, instruments or other property representing or constituting any Collateral received by the Pledgor after the date of this Pledge Agreement shall be held by the Pledgor in trust for the Lender and shall forthwith be delivered by the Pledgor to the Lender as aforesaid. If at any time the Lender notifies the Pledgor that additional endorsements


                                                         2

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or other  instruments  of  transfer  or  assignment  with  respect to any of the
Collateral held by the Lender are required, the Pledgor shall promptly execute all of the same reasonably requested by Lender in blank and deliver such endorsements or other instruments of transfer or assignment as the Lender may reasonably request.

         SECTION Power of Attorney. The Pledgor hereby constitutes and irrevocably appoints the Lender, with full power of substitution and revocation by the Lender, as the Pledgor's true and lawful attorney-in-fact, for the purpose from time to time of carrying out the provisions of this Pledge
Agreement and taking any action and executing any instrument that the Lender deems necessary or advisable to accomplish the purposes of this Pledge Agreement. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect the Lender's interest in the Collateral and shall not impose any duty upon the Lender to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest.

         SECTION Representations and Warranties of Pledgor. Pledgor represents and warrants that:

              It has the power and authority under the laws of its jurisdiction of organization to execute, deliver and perform this Pledge Agreement and to grant the lien on the Collateral contemplated hereby in favor of the Lender.

                           Its execution, delivery and performance of this
Pledge Agreement and granting of the lien on the Collateral contemplated hereby has been duly authorized by all necessary corporate or other action and does not and will not (i) violate any applicable law, rule or regulation or any provision of its organizational documents, (ii) conflict with, result in a breach of, or constitute a default under any provision of any indenture, mortgage or other material agreement or instrument to which it is a party, by which it or its properties or assets is bound or subject or any license, judgment order or decree of any governmental authority having jurisdiction over it or its activities, properties or assets or (iii) result in or require the creation or imposition of any lien upon or with respect to any properties or assets now or hereafter owned by it (other than the Collateral).


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                           This Pledge Agreement has been duly executed and
delivered by Pledgor and constitutes its legal, valid and binding obligation, enforceable against such Pledgor in accordance with its terms.

                           No consent or authorization of, filing with, or
other act by or in respect of any governmental authority and no consent of any other person is required that has not been obtained (i) for the execution, delivery and performance of this Pledge Agreement by Pledgor, (ii) for the pledge by such Pledgor of the Collateral to the Lender pursuant to this Pledge Agreement, or (iii) for the exercise by the Lender of the rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                           Such Pledgor is the sole legal and beneficial owner
of, and has valid and transferrable title to, the Collateral, free and clear of all liens, other than the lien in favor of the Lender created by this Pledge Agreement.

                           The principal place of business of Pledgor and the
books and records of such Pledgor are located at the address indicated for such Pledgor set forth in Section 12 of this Pledge Agreement.

         SECTION Obligations of Pledgor. Pledgor covenants to the Lender that:

                           It shall not sell, transfer or convey any interest
in, or suffer or permit any lien to exist on or with respect to, any of the Collateral except the lien created under this Pledge Agreement;

                           It shall defend the Lender's right, title and
interest in, to and under the Collateral against the claims and demands of all persons whomsoever;

                           It hereby authorizes the Lender to file one or more
financing or continuation statements and amendments thereto relating to all or part of the Collateral without the Pledgor's signatures. A photocopy or other reproduction of this Pledge Agreement shall be sufficient as a financing statement;


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                           It shall not change its name or principal place of
business or the location of its records without providing at least
30 days' prior written notice thereof to the Lender;

                           It shall remain liable for all of its obligations
and liabilities under the Swap Agreement and agrees that the Lender shall not be deemed to undertake any obligations or liabilities of any nature whatsoever arising under or in connection with the Swap Agreement.

         SECTION Distributions. Notwithstanding anything to the contrary contained elsewhere in this Pledge Agreement, so long as no default has occurred and is continuing beyond the expiration of any applicable grace period under the Loan Documents, the Pledgor shall be entitled to collect all payments due Pledgor under the Swap Agreement. Upon the occurrence and during the continuance of any default beyond the expiration of any applicable grace period under the Loan Documents, the Lender shall have the exclusive right to receive all payments due Pledgor under the Swap Agreement.

         SECTION Rights of the Lender. (a) If the Pledgor shall fail to perform in any material respect any agreement contained herein and such failure continues for 10 days after notice from Lender, the Lender may (but shall not be obligated or required to) perform, or cause the performance, of such agreement.

                  (b) At any time upon and during the continuance of a default beyond any applicable grace period under the Loan Documents, the Lender may (but shall not be obligated or required to):

                  Cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                   Ask for, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for monies due or to become due under or in respect of any of the Collateral and hold the same as part of the Collateral, or apply the same to any of the Obligations in such manner as the Lender may direct in its sole discretion; and

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                     File  any  claims  or take any  actions  or  institute  any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Lender with respect to any of the Collateral;

         SECTION Default; Remedies. Upon and during the continuance of any default beyond the expiration of any applicable grace period under the Loan Documents or upon the occurrence of any default under this Pledge Agreement that continues for 10 days after notice from Lender:

              The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as in effect in any applicable jurisdiction or otherwise available at law or equity. All rights to distributions of any kind to which the Pledgor is entitled under the Collateral shall automatically vest in the Lender, and if any such payments are received by the Pledgor, they shall be held in trust by the Pledgor for the Lender, segregated from all other funds of the Pledgor and promptly paid over to the Lender. In addition, the Lender shall have the right, without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, or otherwise dispose of and deliver the Collateral or any part thereof at public or private sale at such prices and on such terms and restrictions as the Lender may deem appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. If any notification to the Pledgor of the intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if hand delivered or sent by recognized overnight courier at least ten business days' prior to such disposition to the address of the Pledgor indicated below. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Lender to purchase all or any part of the Collateral so sold at any such sale or sales, public or


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private,  free of any equity or right of  redemption,  which  right or equity is hereby expressly waived and released by the Pledgor.

                           All of the Lender's rights and remedies under this
Pledge Agreement and under applicable law, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Lender may deem expedient.

                           The Pledgor specifically waives all rights of stay
or appraisal which the Pledgor had or may have under any rule of law or statute now existing or hereafter adopted.

                           The Lender shall not be obligated to make any sale
or other disposition unless the terms thereof shall be satisfactory to it. The Lender may, without notice or publication, adjourn any private or public sale, and, upon ten business days' prior notice to the Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

         SECTION Disposition of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by the Lender to the payment of the Obligations in such order as the Lender may elect. Any surplus thereafter remaining shall be paid to the Pledgor, or as otherwise may be required by applicable law.

         SECTION  Termination.  This Pledge Agreement shall:

                           create a continuing security interest in the
Collateral;

                           remain in full force and effect for so long as any
of the Obligations are outstanding;



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                           be binding upon the Pledgor and its permitted
successors and assigns; and

                           inure to the benefit of the Lender and its
successors, transferees and assigns including any transferee or assignee of the Loan.

Without limiting the foregoing, the Lender may assign or otherwise transfer the Loan held by it to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise. The Pledgor may not assign its rights or obligations under this Pledge Agreement without the prior written consent of the Lender.

         SECTION General Provisions. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The representations, covenants and agreements of the Pledgor herein contained shall survive the date hereof.

                           No amendment or waiver of any provision of this
Pledge Agreement nor consent to any departure by the Pledgor herefrom nor release of all or any part of the Collateral shall in any event be effective unless the same shall be in writing, signed by the party against whom enforcement of such amendment, waiver, consent, departure or release is sought. Any such waiver or consent or release shall be effective only in the specific instance and for the specific purpose for which it is given.

                           Except as expressly otherwise provided herein, all
notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, and shall be deemed to have been duly given or made when delivered by hand, or one business day after being sent by overnight mail, or when received if sent by certified mail, postage prepaid, return receipt requested addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:



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         The Lender: Citicorp Real Estate, Inc.
                                    599 Lexington Avenue, 24th Floor
                                    New York, New York  10043
                                    Attn:  CitiMae Conduit (MC-2)

         The Pledgor: c/o Grove Property Trust
                                    598 Asylum Avenue
                                    Hartford, Connecticut  16105
                                    Attn:  Mr. Joseph R. LaBrosse

provided that any notice, request or demand to or upon the Lender shall not be effective until actually received.

                           Pledgor hereby consents to the non-exclusive
jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York with respect to any suit, claim, action or proceeding arising out of or related to this Pledge Agreement or the transactions contemplated hereby and hereby waives any objection which it may have now or hereafter to the venue of any suit, claim, action or proceeding arising out of or related to this Pledge Agreement or the transactions contemplated hereby and brought in the courts specified above and also hereby waives any claim that any such suit, claim, action or proceeding has been brought in an inconvenient forum.

                           If any provision of this Pledge Agreement is
determined by a court of competent jurisdiction to be unenforceable, such provision shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by the law while most nearly preserving its original intent. The invalidity of any part of this Pledge Agreement shall not render invalid the remainder of this Pledge Agreement.

                           This Pledge Agreement may be executed in
counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.



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                           The section headings in this Pledge Agreement are
for convenience of reference only and shall not affect the interpretation hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             GROVE OPERATING, L.P.,
                                            as Pledgor


                            By:Grove Property Trust, General Partner


                                            By:    /s/ Joseph LaBrosse
                              Name: Joseph LaBrosse
                         Title: Chief Financial Officer


                           CITICORP REAL ESTATE, INC.,
                                            as Lender


                                            By:   /s/ Howard Kaplow
                               Name: Howard Kaplow




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                                   Schedule 1

                                List of Borrowers


1.       GR-Properties III Limited Partnership

2.       Foxwoodburg, L.P.

3.       Grove-Westfield Associates Limited Partnership

4.       GR-Westwynd Associates Limited Partnership

5.       Grove-West Springfield Associates Limited Partnership





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                                    Exhibit A

                                 Swap Agreements


                                MASTER AGREEMENT

                          dated as of December 6, 1996


THE FIRST NATIONAL BANK OF BOSTON and GROVE OPERATING, L.P. have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.       Interpretation

     1. Definitions. The terms defined in Section 14 and in the Schedule will have the meaning therein specified for the purpose of this Master
               Agreement.

     2. Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

     3. Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

                  1.       General Conditions.

                                    1. Each  Party  will make  each  payment  or
                           delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

                                    2. Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

                                    3.  Each  obligation  of  each  party  under
                           Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

                  2. Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

                3.Netting.  If on any date amounts would otherwise be payable:--

                                    1.     in the same currency; and

                                    2.     in respect of the same Transaction,

         by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

         The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

                  4.      Deduction or Withholding for Tax.

     1. Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

                  (1)      promptly   notify  the  other  party  ("Y")  of  such
                                    requirement;

                           (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                           (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonable acceptable to Y, evidencing such payment to such authorities; and

                           (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

     (A)  the failure by Y to comply with or perform any agreement  contained in
          Section 4(a)(i), 4(a)(iii) or 4(d); or

                                    (B)     the failure of a representation made
                                            by Y pursuant to Section  3(f) to be
                                            accurate   and  true   unless   such
                                            failure  would not have occurred but
                                            for (I) any action taken by a taxing
                                            authority,  or brought in a court of
                                            competent jurisdiction,  on or after
                                            the date on which a  Transaction  is
                                            entered into  (regardless of whether
                                            such action is taken or brought with
                                            respect   to   a   party   to   this
                                            Agreement)  or (II) a Change  in Tax
                                            Law.

                                    2.     Liability.  If:--

                           (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                           (2)      X does not so deduct or withhold; and

                           (3) a liability resulting from such Tax is assessed directly against X,

                  then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section (4)(i), 4(a)(iii) or 4(d)).

                  5. Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.      Representations.

                  1.      Basic Representations.

                                    1.     Status.  It is duly  organized and
                            validly  existing  under the laws of
                           the  jurisdiction  of its  organization  or
                          incorporation  and, if relevant  under such
                           laws, in good standing;

                                    2. Powers. It has the power to execute this
                           Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

     3. No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     5. Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

                                    6.  Obligations  Binding.  Its  obligations
                           under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                  2. Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

                  3. Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

     4. Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

     5. Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

     6. Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.      Agreements

         Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

     1. Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     1. any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     2. any other documents specified in the Schedule or any Confirmation; and

     3. upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

                  2. Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

                  3. Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

     4. Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

     5. Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.      Events of Default and Termination Event

     1. Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     1. Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     2. Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     3.     Credit Support Default.

                           (1)      Failure by the party or any  Credit  Support
                                    Provider  of such  party to  comply  with or
                                    perform any  agreement or  obligation  to be
                                    complied   with  or   performed   by  it  in
                                    accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                           (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                           (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

                                    4.   Misrepresentation.   A  representation
                           (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

                                    5. Default under Specified Transaction. The
                           party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

                                    6.  Cross  Default.  If "Cross  Default" is
                           specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

                                    7.     Bankruptcy.  The party,  any Credit
                                    Support  Provider of such party or
                               any applicable Specified Entity of such party:--

                           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of solvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or
                                    petition   (A)  results  in  a  judgment  of
                                    insolvency  or bankruptcy or the entry of an
                                    order for  relief or the  making of an order
                                    for its  winding-up or liquidation or (B) is
                                    not   dismissed,   discharged,   stayed   or
                                    restrained  in each  case  within 30 days of
                                    the institution or presentation thereof; (5)
                                    has a resolution  passed for its winding-up,
                                    official  management or  liquidation  (other
                                    than    pursuant    to   a    consolidation,
                                    amalgamation   or  merger);   (6)  seeks  or
                                    becomes  subject  to the  appointment  of an
                                    administrator,    provisional    liquidator,
                                    conservator, receiver, trustee, custodian or
                                    other similar  official for it or for all or
                                    substantially  all  its  assets;  (7)  has a
                                    secured  party  take  possession  of  all or
                                    substantially   all  its  assets  or  has  a
                                    distress,       execution,       attachment,
                                    sequestration or other legal process levied,
                                    enforced  or  sued  on  or  against  all  or
                                    substantially   all  its   assets  and  such
                                    secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, of acquiescence in, any of the foregoing acts; or

     8. Merger Without Assumption. The party or any Credit Support Provider or such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

                           (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party of such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                           (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

                  2. Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specific Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

                                    1.  Illegality.  Due to the adoption of, or
                           any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

                           (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                           (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

                                    2. Tax Event.  Due to (x) any action  taken
                           by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
                           Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required  to be paid in  respect  of such  Tax  under
                           Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

                                    3.  Tax Event Upon  Merger.  The party (the
                           "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

                                    4.  Credit  Event Upon  Merger.  If "Credit
                           Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in
                           Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

                                    5.  Additional  Termination  Event.  If any
                           "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

     3. Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.      Early Termination

                  1. Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Default Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

                  2.      Right to Terminate Following Termination Event.

                                    59. Notice.  If a Termination  Event occurs,
                           an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

                                    60. Transfer to Avoid Termination  Event. If
                           either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Officers or Affiliates so that such Termination Event ceases to exist.

                           If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

                           Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

                                    3. Two Affected  Parties.  If an Illegality
                           under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

                                    4.     Right to Terminate.  If:--

                           (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                           (2)      an  Illegality  under  Section  5(b)(i)(2),
                                     a Credit  Event Upon  Merger or an
                                    Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

                  either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

                  3.      Effect of Designation.

                                    1.   If   notice   designating   an   Early
                           Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

                                    2.  Upon  the   occurrence   or   effective
                           designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

                  4.      Calculations.

                                    1.  Statement.  On or as soon as reasonably
                           practicable following the occurrence of an Early Termination Date, each party will make the calculations  on its part,  if any,  contemplated  by
                           Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and
                           (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

                                    2.  Payment Date.  An amount  calculated as
                           being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

                  5. Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

                                    1.     Events  of  Default.  If the Early
                                   Termination  Date  results  from an
                           Event of Default:--

                           (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                           (2)      First  Method and Loss.  If the First
                                     Method and Loss  apply,  the  Defaulting
                                    Party  will  pay  to  the  Non-defaulting
                                    Party,  if a  positive  number,  the
                                    Non-defaulting Party's Loss in respect of this Agreement.

                           (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                           (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                                    2.     Termination  Events.  If the  Early
                                    Termination  Date  results  from a
                           Termination Event:--

                           (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the
                                    Affected Party,  respectively,  and, if Loss
                                    applies and fewer than all the  Transactions
                                    are   being   terminated,   Loss   shall  be
                                    calculated  in  respect  of  all  Terminated
                                    Transactions.

                           (2)      Two Affected Parties.  If there are two
                                  Affected Parties:--

1. if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party will the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

2. if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                           If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

                                    3.    Adjustment    for    Bankruptcy.    In
                           circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this
                           Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

                                    4. Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       Transfer

         Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

                  6. a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

                  7.       a party  may make  such a  transfer  of all or any
                          part of its  interest  in any  amount
                  payable to it from a Defaulting Party under Section 6(e).

         Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

                  1. Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

                  2. Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual
                  Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

                  3.  Separate   Indemnities.   To  the  extent   permitted  by
                  applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

                  4.      Evidence  of Loss.  For the  purpose  of this
                  Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.      Miscellaneous

     1. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

     2. Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

     3. Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

     4. Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

     5.      Counterparts and Confirmations.

                                    1.  This  Agreement  (and  each  amendment,
                           modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

                                    2. The parties intend that they are legally
                           bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

                  6. No waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

     7. Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

                  1. If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

                  2. Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

                  3. If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

         A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      Notices

                  1. Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under
                  Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

                                    1.     if in writing and  delivered  in
                                       person or by  courier,  on the date it
                                  is delivered;

                                    2.     if sent by telex, on the date the
                                        recipient's answerback is received;

                                    3. if sent by  facsimile  transmission,  on
                           the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

                                    4.   if sent by certified or registered mail
                               (airmail,  if overseas) or the
                               equivalent  (return  receipt  requested),  on the
                              date  that  mail is
                               delivered or delivery is attempted; or

                                    5.     if sent by electronic  messaging
                                    system,  on the date that  electronic
                           message is received,

                  unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

     2. Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

                  1.      Governing  Law. This  Agreement  will be governed by
                        and  construed in  accordance  with
                         the law specified in the Schedule.

                  2.      Jurisdiction.  With  respect  to any  suit,  action
                     or  proceedings  relating  to  this
                     Agreement ("Proceedings"), each party irrevocably:--

                                    1.  submits  to  the  jurisdiction  of  the
                           English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

                                    2. waives any  objection  which it may have
                           at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

         Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

                  3. Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

                  4. Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property,
                  (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      Definitions

         As used in this Agreement:--

         "Additional Termination Event" has the meaning specified in Section
           5(b).

         "Affected Party" has the meaning specified in Section 5(b).

         "Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and
         (b) with respect to any other Termination Event, all Transactions.

         "Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

         "Applicable Rate" means:--

                  1. in respect of obligations payable or deliverable (or which would have been but for
                  Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

                  2.      in respect of an  obligation  to pay an amount  under
                            Section 6(e) of either party from
                  and after the date  (determined  in  accordance  with  Section
                   6(d)(ii)) on which that amount is
                  payable, the Default Rate;

                  3.      in respect of all other  obligations  payable or
                        deliverable  (or which would have been
                  but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

                  4.      in all other cases, the Termination Rate.

         "Burdened Party" has the meaning specified in Section 5(b).

         "Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

         "consent"  includes  a  consent,   approval,   action,   authorisation,
         exemption, notice, filing, registration or exchange control consent.

         "Credit Event Upon Merger" has the meaning specified in Section 5(b).

         "Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

         "Credit Support Provider" has the meaning specified in the Schedule.

         "Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by
         it) if it were to fund or of funding the relevant amount plus 1% per annum.

         "Defaulting Party" has the meaning specified in Section 6(a).

         "Early  Termination  Date" means the date determined in accordance with
Section 6(a) or 6(b)(iv).

         "Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

         "Illegality" has the meaning specified in Section 5(b).

         "Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

         "law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

         "Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to
         Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

         "Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if
         Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

         "Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference
         Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

         "Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

         "Non-defaulting Party" has the meaning specified in Section 6(a).

         "Office" means a branch or office of a party, which may be such party's head or home office.

         "Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

         "Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

         "Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

         "Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

         "Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

         "Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

         (a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

         (b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

         "Specified Entity" has the meaning specified in the Schedule.

         "Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

         "Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and
         (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

         "Stamp Tax" means any stamp, registration, documentation or similar tax.

         "Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

         "Tax Event" has the meaning specified in Section 5(b).

         "Tax Event Upon Merger" has the meaning specified in Section 5(b).

         "Terminated Transaction" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all
         Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

         "Termination Currency" has the meaning specified in the Schedule.

         "Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

         "Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

         "Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts. "Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under
         Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

THE FIRST NATIONAL BANK OF BOSTON           GROVE OPERATING, L.P.
                  (Name of Party)


By:      /s/ William K. LePard           By:      /s/  Joseph R. LaBrosse
     Name:  William K. LePard                     Name:
     Title:  Managing Director                    Title:


By:  /s/ Kenneth C. Foster
     Name:  Kenneth C. Foster
     Title:  Vice President/Team Executive

(Multicurrency - Cross Border)      Execution Copy



                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.


                                    SCHEDULE
                                     to the
                                Master Agreement

                          dated as of December 6, 1996

                                     between

                        THE FIRST NATIONAL BANK OF BOSTON
                                   ("Party A")

                                       and

                              GROVE OPERATING, L.P.
                                   ("Party B")


Part 1.  Termination Provisions.

1.       "Specified Entity" means in relation to Party A for the purpose of:-

         Section 5(a)(v):  Not Applicable
         Section 5(a)(vi):  Not Applicable
         Section 5(a)(vii):  Not Applicable
         Section 5(b)(iv):  Not Applicable

                           and in relation to Party B for the purpose of:-
         Section 5(a)(v):  Not Applicable
         Section 5(a)(vi):  Not Applicable
         Section 5(a)(vii):  Not Applicable
         Section 5(b)(iv):  Not Applicable

2.       "Specified Transaction" will have the meaning specified in Section 14.

3.       The "Cross Default"   provisions of Section 5(a)(vi)
         will not apply to Party A
         will apply to Party B

         If such provisions apply:-

         "Specified Indebtedness" will have the meaning specified in Section 14.

         "Threshold Amount" means an amount equal to US$1,000,000.

4. The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will apply to Party A will apply to Party B

5. The "Automatic Early Termination provision of Section 6(a) will not apply to Party A will not apply to Party B

6. Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:-

                  1.       Market Quotation will apply.
                  2.       The Second Method will apply.

7.       "Termination Currency" means United States Dollars.

8.       Additional Event of Default.

         Breach of the following covenants, terms and provisions by Party B shall constitute an additional Event of Default with respect to Party B:-

         Party B hereby agrees, during the period commencing with the date of this Agreement through and including the date on which all of Party B's obligations under this Agreement are fully performed, Party B shall observe, perform and fulfill each and every covenant, term and provision applicable to Party B and contained in the Revolving Loan Agreement, Term Note, Mortgage and Guaranty dated as of March [ ], 1997 as amended and/or restated from time to time (the "Credit Agreement") by and among Party A and Party B, provided that in the event the Credit Agreement terminates prior to the termination of this Agreement, these sections will continue to apply: 7(b), (c), (g), 8(d), 9(c), and 12.1(e), (f), (h), (i) and (j). The aforementioned covenants, terms, and provisions of the Credit Agreement are hereby incorporated into this Agreement by reference.

Part 2.  Tax Representations

1. Payor Representations. For the purpose of Section 3(e), Party A and Party B will make the following representation:-

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority of any Relevant Jurisdiction to make any deduction or withholding for or on account of any tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:-

         1. the accuracy of any representation made by the other party pursuant to Section 3(f); 2. the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
         Section 4(a)(i) or 4(a)(iii); and 3. the satisfaction of the agreement of the other party contained in Section 4(D), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

2. Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

         Party A represents that it is a national banking association organized under the laws of the United States of America.

         Party B represents that it is a Delaware limited partnership.

Part 3.  Agreement to Deliver Documents

1. Party B shall have delivered to Party A, prior to the execution of this Agreement (unless otherwise provided herein): A certified copy of the Partnership Agreement and Certificate of limited partnership of Party B.

2. Party B shall deliver to Party A on an ongoing basis for as long as there are outstandings hereunder:

         1. the audited balance sheet of Party B and as at and for each fiscal year end beginning 12/31/97, and the related statements of income and cash flows of Party B for such year, certified by independent public accountants satisfactory to Party A; 2. the balance sheet of Party B as at and for each fiscal quarter end beginning 6/30/97, and the related statements of income and cash flows of Party B for the portion of the fiscal year then ending, together with a certificate of the principal financial or accounting officer of Party B certifying that the information contained in such financial statements is true and accurate (subject to audit and year-end adjustments); 3. a Certificate of the principal financial or accounting officer of Party B certifying as of the end of each quarter or year, as the case may be, the Absence of Certain Events with respect to Party B and the full performance and compliance of Party B with all of its agreements under Section 4(a) (or, if an event has occurred or exists, the nature and period of existence thereof), and setting forth in reasonable detail the calculations required to determine compliance by Party B with all of its agreements under Section 4(a).

     3. Party B shall deliver to Party A concurrent with execution of this Agreement:- 1. a certified copy (substantially in the form of Exhibit B attached hereto) of the resolution of the partnership authorizing the execution by an officer of Party B and the performance by Party B of the transactions contemplated hereby, and specifying the names and specimen signatures of each person authorized to execute this Agreement on behalf of Party B; and 2. an opinion of legal counsel to Party B substantially in the form of Exhibit A attached hereto.

Part 4.  Miscellaneous.

1. Address for Notices. For the purpose of Section 12(a) of this Agreement:-

         Address for notices or communications to Party A:-
         Address: 100 Federal Street
                           Boston, Massachusetts  02106
         Attention:        Arbitrage Operations, Swap Desk, 01-12-02
         Facsimile No:  (617) 434-3085

         Address for notices or communications to Party B:-
         Address: 598 Asylum Avenue
                           Hartford, CT  06105
         Attention:        Joe LaBrosse
                           Chief Financial Officer
         Facsimile No.:  860-527-0401
         Telephone No.:  860-246-1126, Ext. 137

2. Process Agent. For the purpose of Section 13(c) of this Agreement:- Party A appoints as its Process Agent: Not Applicable.
         Party B appoints as its Process Agent:  Not Applicable.

3.       Offices.  The provisions of Section 10(a) will apply to this Agreement.
4.       Multibranch Party.  For the purpose of Section 10(c) of this
          Agreement:-

         Party A is not a Multibranch Party. Party B is not a Multibranch Party.

5. Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

6.       Credit Support Document.  Details of any Credit Support Document:-
         Guaranty.

7. Credit Support Provider. Credit Support Provider means in relation to Party B:- Grove Property Trust, a Maryland corporation and sole General Partner.

8. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

9. Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions under this Agreement.

10.      "Affiliate" will have the meaning specified in Section 14.

Part 5.  Other Provisions

1.       Definitions.

         This Agreement, each Confirmation and each Transaction are subject to the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions"), and will be governed in all respects by the provisions set forth in the Definitions. The provisions of the Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation, as if set forth in full in this Agreement or in that Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement, such Confirmation will prevail for the purpose of the relevant Transaction.

2.       Procedures for Entering Into Transactions.

         (i) With respect to each Transaction entered into pursuant hereto, Party A shall, on or promptly after the Trade Date thereof, send Party B a Confirmation substantially in the form of Exhibit C confirming such Transaction, and Party B shall promptly thereafter confirm the accuracy of or request the correction of such Confirmation.

         (ii) Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as one of the parties to this Agreement ("X") shall have satisfied in full all its payment obligations under Sections 2(a)(i) of this Agreement and shall at the time have no future payment obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X upon demand of X any portion of any such payment, (a) the occurrence of an event described in Section 5(A) of this Agreement with respect to X, any Credit Support Provider of X, or any Specified entity of X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party and (b) Y shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of this Agreement with respect to Y as the Burdened Party.

3.       Additional Representations.

         For purposes of Section 3 of this Agreement, the following shall be added, immediately following paragraph (f) thereof:

                  "(g) This Agreement and each Transaction constitutes a "swap agreement" within the meaning of Commodity Futures Trading Commission ("CFTC") regulations Section 35.1(b)(1).

                  (h)      It  is  an  "eligible  swap   participant"   within
                  the  meaning  of  CFTC  Regulations
                  Section 35.1(b)(2).

                  (i) Neither this Agreement nor any Transaction is one of a fungible class of agreements that are standardized as to their material economic terms, within the meaning of CFTC Regulations Section 35.2(b).

                  (j) The creditworthiness of the other party was or will be a material consideration in entering into or determining the terms of this Agreement and each Transaction, including pricing, cost or credit enhancement terms of the Agreement or Transaction, within the meaning of CFTC Regulations 35.2(c).

                  (k) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

                  (l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

                           (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

                           (ii) Assessment and  Understanding.  It is capable of
                  assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                           (iii) Status of Parties. The other party is not acting as a fiduciary for or as an advisor to it in respect of that Transaction.

4.       Recording.

         Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

         IN WITNESS WHEREOF, the parties have executed this document as of the date specified on the first page hereof.

THE FIRST NATIONAL BANK OF BOSTON


By:      /s/ William K. LePard         By:      /s/ Kenneth C. Foster
Name:  William K. LePard               Name:  Kenneth C. Foster
Title:  Managing Director              Title:  Vice President/Team Executive


GROVE OPERATING, L.P.

By:      GROVE PROPERTY TRUST
         f.k.a. GROVE REAL ESTATE ASSET TRUST


By:      /s/ Joseph R. LaBrosse
Name:  Joseph R. LaBrosse
Title:  Treasurer

                                    EXHIBIT A

                       [LETTERHEAD OF COUNSEL TO PARTY B]

                                     [Date]

The First National Bank of Boston
Global Financial Markets, 12th Floor
100 Federal Street
Boston, Massachusetts  02106

Dear Sirs:

                             Re: [Counterparty Name]

                  This  opinion is  furnished  to you  pursuant to Part 3 of the
Schedule to the Master Agreement dated as of the _________ day of _________________, 199__ and the Transactions entered into pursuant thereto (the "Agreement") made between ______________________ (the "Counterparty") and The First National Bank of Boston.

                  We have acted as counsel to the Counterparty in connection with the preparation, execution and delivery of the Agreement. In that connection we have examined such documents and considered such questions of law as we have deemed necessary or appropriate for the opinion expressed herein.

                  Based on the foregoing we are of the opinion that:

         1.       The  Counterparty  is a duly  organized  limited  partnership, validly existing under the laws of its jurisdiction of incorporation and has full partnership power and authority to execute and deliver the Agreement and to perform its obligations thereunder. The general partner of the Counterparty is duly incorporated and organized and validly existing under the laws of its jurisdiction of incorporation and has full corporate power and authority to execute and deliver the Agreement on behalf of the Counterparty.

         2. The execution, delivery and performance of the Agreement by the general partner of the Counterparty has been duly authorized by all necessary corporate action of the general partner of the Counterparty and all partnership action of the Counterparty and will not conflict with or result in a breach of the articles or by-laws of the general partner of the Counterparty or the certificate of limited partnership or the partnership agreement of the Counterparty.

                                                                Yours truly,

                                    EXHIBIT B

                          [NAME OF LIMITED PARTNERSHIP]

                                   CERTIFICATE

         I,  _______________________,  the duly appointed,  qualified and acting
General Partner of  ........[Name of Limited  Partnership]........(the  "Limited
Partnership"), a Limited Partnership duly organized and existing under the laws of _____________________, hereby certify that:

I. The Limited Partnership is hereby authorized to enter into with The First National Bank of Boston (the "Bank") any and all interest rate and currency swap transactions, interest rate cap, collar and floor transactions, interest rate and currency option transactions, and any and all similar derivative products ("Swap Transactions") and any borrowing or lending transactions related to any of the foregoing (such borrowing and lending transactions together with the Swap Transactions being hereafter collectively referred to as the "Transactions"); and

II. That the execution, delivery and performance of the Interest Rate Agreement, and any and all documents executed in connection therewith, entered into by the Limited Partnership in connection with the Transactions contemplated by Paragraph I above are within the authority of the Limited Partnership, have been authorized by proper partnership proceedings and do not and will not contravene any provision of law, applicable governmental rule or regulation or its limited partnership agreement; and

III. Each of the following persons whose names appear below is authorized to execute and deliver for and on behalf of the Limited Partnership confirmations, agreements, contracts, instruments and other documentation evidencing the Transactions described in Paragraph I above; and

IV. The signature set forth opposite each of the following persons is the genuine signature of the person sonamed with which I am familiar.

Name                                Position                           Signature





         IN WITNESS WHEREOF, I have hereunto set my hand this ________ day of __________, 19__.

                                            ------------------------------
                                                           General Partner

                                    EXHIBIT C

DATE:

TO:
ATT:
FAX:

FROM:    The First National Bank of Boston ("FNBB")
FAX:              (617) 434-0505 (Treasury Operations)

RE:               INTEREST RATE SWAP TRANSACTION
                  [Our Ref:SW   /   ]

The purpose of this letter is to set forth the terms and conditions of the interest rate swap transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions in this Confirmation, this Confirmation will govern.

         1. This Confirmation evidences a complete binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation supplements, forms a part of, and is subject to the Master Agreement, dated as of , as amended and supplemented from time to time (the "Agreement"). All provisions contained or incorporated by reference in such Agreement upon its execution shall govern this Confirmation except as expressly modified below.

         2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         Notional Amount:

         Trade Date:

         Effective Date:

         Termination Date:

FIXED PAYMENTS:
         Fixed Rate Payer:

         Fixed Rate:

         Fixed Rate
         Payment Date(s):      The              of              in
                                each              year
                                        beginning                           and
                               ending       the
                                        Termination  Date,  subject to
                                       adjustment  in accordance  with
                                 the Modified Following Business Day convention.

         Fixed Rate Day
         Court Fraction:

FLOATING PAYMENTS:
         Floating Rate Payer:

         Floating Rate
         Payment Dates:        The              of              in
                               each              year
                                        beginning                           and
                                ending       the
                                        Termination  Date,  subject to
                                      adjustment  in accordance  with
                                 the Modified Following Business Day convention.

         Floating Rate for
         Initial Calculation
         Period:

         Floating Rate Day
         Count Fraction:

         Floating Rate Option:

         Designated Maturity:

         Method of Averaging:               Weighted/Unweighted Average.

         Spread:                            N/A

         Floating Rate
         Reset Dates:                  The first day of each Calculation Period.

         Compounding:                               Inapplicable/Applicable

         Calculation Agent:                          FNBB
         Business Day Convention:           New York and London

         Governing Law:                     New York law.

         Documentation:          ISDA's Master Agreement to be provided by FNBB.

         3.       ACCOUNT DETAILS:

PAYMENT TO FNBB:                    The First  National Bank of Boston,
                                   Routing No. ABA  011000390,  for Arbitrage
                                    Settlement Account #295032,
                                  Attn:  Swap Desk, 01-12-02.

PAYMENTS TO [COUNTERPARTY]

         4.       CONTACT INSTRUCTIONS:

FNBB:  Swap Desk (Resets/Payments): Tel:  (617) 434-5896
                                                     FAX:  (617) 434-0505
         Documentation (Confirms):          Tel:  (617) 434-7510
                                                     FAX:  (617) 434-0505

[COUNTERPARTY]:                     PLEASE ADVISE


Very truly yours,
THE FIRST NATIONAL BANK OF BOSTON
Traded by:                                           Approved by:


By:                                                  By:
Name:                                                Name:
Title:                                               Title:

PLEASE COUNTERSIGN BELOW AND FAX TO (617) 434-0505 ATTN.: TRACY CHAN, OR REQUEST CORRECTION BY TELEPHONING (617)434-7510.

Agreed and accepted as of the date first above written:
[COUNTERPARTY NAME]


By:
Name:
Title:

                             As of December 6, 1996



First National Bank of Boston
100 Federal Street
Boston, Massachusetts  02106

                  Re:      SWAP Transaction [SW2839/66139]
                           SWAP Transaction [SW2842/66155]

Gentlemen:

                  We refer to (i) the two referenced swap transactions, each in the notional amount of U.S. $7,600,000 between The First National Bank of Boston ("FNBB") and Grove Real Estate Asset Trust ("GREAT"), dated December 5, 1996 and December 6, 1996, respectively (copies of the Confirmations of which are attached hereto) and (ii) that certain ISDA Master Agreement dated as of December 6, 1996 between FNBB and Grove Operating L.P., a Delaware limited partnership ("OP") and the Schedule thereto (the "Master Agreement").

                  This will confirm the agreement of FNBB, GREAT and OP as follows:

                  1. Great has transferred all its rights and obligations under such swap transactions toOP. FNBB has consented to such transfer.

                  2. Great, OP and FNBB agree that such swap transactions shall be deemed to be Transactions (as defined in the Master Agreement) directly between FNBB and OP for all purposes, and shall be governed by the Master Agreement.

                  Please execute this letter in the place provided below to evidence your agreement with the foregoing.

                                Very truly  yours,

                                GROVE REAL ESTATE ASSET TRUST


                                By:      /s/Joseph R. LaBrosse
                                      Joseph R. LaBrosse
                                      Treasurer

                                GROVE OPERATING, L.P.
                                By:  Grove Real Estate Asset Trust
                                     General Partner


                                     By: /s/Joseph R. LaBrosse
                                            Joseph R. LaBrosse
                                            Treasurer

AGREED TO:

THE FIRST NATIONAL BANK OF BOSTON


By:      /s/Kenneth C. Foster
      Name:  Kenneth C. Foster
      Title:   Team Executive

DATE:    December 5, 1996

TO:               Grove Real Estate Asset Trust
ATT:              Joe Labrosse
FAX:              860-527-0401

FROM:    The First National Bank of Boston ("FNBB")
FAX:              (617) 434-0505 (Confirmation)

RE:               SWAP TRANSACTION
                  [Our Ref:  SW2839/66139]

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions in this Confirmation, this Confirmation will govern.

         1. This Confirmation evidences a complete binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver a Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. ("ISDA"), with such modifications as you and we shall in good faith agree. Upon the execution by you and us of such a Master Agreement (the "Agreement"), this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained or incorporated by reference in such Agreement upon its execution shall govern this Confirmation except as expressly modified below. Prior to execution of the Agreement the provisions of Section 3 and Section 5 of the Agreement are deemed to be incorporated by reference herein and form a part of this Confirmation. In the event of any inconsistency between those provisions and this Confirmation, this Confirmation will govern.

         2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         NOTIONAL AMOUNT:                            USD 7,600,000.

         TRADE DATE:                                 December 5, 1996

         EFFECTIVE DATE:                             October 1, 1997

         TERMINATION DATE:                           October 1, 2007

FIXED AMOUNTS:
         FIXED RATE PAYER:                         Grove Real Estate Asset Trust

         FIXED RATE:                                 6.53%

         FIXED RATE
         PAYMENT                                     DATES:   The  1st  of  each
                                                     month    in    each    year
                                                     beginning  November 1, 1997
                                                     and     ending    on    the
                                                     Termination  Date,  subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day convention.

         FIXED RATE DAY
         COUNT FRACTION:                             Actual/360


FLOATING AMOUNTS:
         FLOATING PAYOR:                             FNBB

         FLOATING RATE
         PAYMENT                                     DATES:   The  1st  of  each
                                                     month beginning November 1,
                                                     1997  and   ending  on  the
                                                     Termination  Date,  subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day convention.

         FLOATING RATE FOR
         INITIAL CALCULATION
         PERIOD:  To be determined two Business Days prior to Effective Date.

         FLOATING RATE DAY
         COUNT FRACTION:                             Actual/360

         FLOATING RATE OPTION:                       USD-LIBOR-BBA

         DESIGNATED MATURITY:                        One month

         SPREAD:  None

         RESET DATES:                 The first day of each Calculation Period.

         COMPOUNDING:                                Inapplicable

BUSINESS DAYS:    New York and London

BUSINESS DAY CONVENTION:                             Modified Following.

CALCULATION AGENT:                                   FNBB

GOVERNING LAW:    New York law.

DOCUMENTATION:    ISDA's Master Agreement to be provided by FNBB.

         3.       ACCOUNT DETAILS:

PAYMENT TO FNBB:  Through the Federal Reserve Bank,  Boston,  Routing No.
                  ABA 011000390, for A/C FNB, Boston, for credit to Arbitrage Settlement Account #295032, Attn: Swap
                                                     Desk, 01-12-02.

PAYMENTS TO
         Grove Real Estate Asset Trust               PLEASE ADVISE

         4.       CONTACT INSTRUCTIONS:

FNBB:  Swap Desk (Resets/Payments):                  Tel:  (617) 434-5896
                                                     FAX:  (617) 434-0505
          Confirmations:                             Tel:  (617) 434-7510
                                                     FAX:  (617) 434-0505

Grove Real Estate Asset Trust:                       PLEASE ADVISE


Very truly yours,
THE FIRST NATIONAL BANK OF BOSTON
Traded by:                                           Approved by:


By: /s/ T. Corcoran                                  By:  J. Mather
Name:    Thomas P. Corcoran                          Name:    James Mather
Title:   Director                           Title:   Director

PLEASE COUNTERSIGN BELOW AND FAX TO (617) 434-0505 ATTN.: TRACY CHAN, OR REQUEST CORRECTION BY TELEPHONING (617)434-7510.

Agreed and accepted as of the date first above written:
GROVE REAL ESTATE ASSET TRUST


By:/s/Joseph R. LaBrosse
Name:    Joseph R. LaBrosse
Title:   Chief Financial Officer

DATE:    December 6, 1996

TO:               Grove Real Estate Asset Trust
ATT:              Joe Labrosse
FAX:              860-527-0401

FROM:    The First National Bank of Boston ("FNBB")
FAX:              (617) 434-0505 (Confirmation)

RE:               SWAP TRANSACTION
                  [Our Ref:  SW2839/66139]

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions in this Confirmation, this Confirmation will govern.

         1. This Confirmation evidences a complete binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver a Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. ("ISDA"), with such modifications as you and we shall in good faith agree. Upon the execution by you and us of such a Master Agreement (the "Agreement"), this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained or incorporated by reference in such Agreement upon its execution shall govern this Confirmation except as expressly modified below. Prior to execution of the Agreement the provisions of Section 3 and Section 5 of the Agreement are deemed to be incorporated by reference herein and form a part of this Confirmation. In the event of any inconsistency between those provisions and this Confirmation, this Confirmation will govern.

         2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         NOTIONAL AMOUNT:                            USD 7,600,000.

         TRADE DATE:                                 December 6, 1996

         EFFECTIVE DATE:                             October 1, 1997

         TERMINATION DATE:                           January 4, 2005
FIXED AMOUNTS:
         FIXED RATE PAYER:                           Grove Real Estate Asset
Trust

         FIXED RATE:                                 6.54%

         FIXED RATE
         PAYMENT                                     DATES:   The  1st  of  each
                                                     month    in    each    year
                                                     beginning  November 1, 1997
                                                     and     ending    on    the
                                                     Termination  Date,  subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day convention.

         FIXED RATE DAY
         COUNT FRACTION:                             Actual/360


FLOATING AMOUNTS:
         FLOATING PAYOR:                             FNBB

         FLOATING RATE
         PAYMENT                                     DATES:   The  1st  of  each
                                                     month beginning November 1,
                                                     1997  and   ending  on  the
                                                     Termination  Date,  subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day convention.

         FLOATING RATE FOR
         INITIAL CALCULATION
         PERIOD:  To be determined two Business Days prior to Effective Date.

         FLOATING RATE DAY
         COUNT FRACTION:                             Actual/360

         FLOATING RATE OPTION:                       USD-LIBOR-BBA

         DESIGNATED MATURITY:                        One month

         SPREAD:  None

         RESET DATES:                                The first day of each
                                                     Calculation Period.

         COMPOUNDING:                                Inapplicable

BUSINESS DAYS:    New York and London

BUSINESS DAY CONVENTION:                             Modified Following.

CALCULATION AGENT:                                   FNBB

GOVERNING LAW:    New York law.

DOCUMENTATION:    ISDA's Master Agreement to be provided by FNBB.